UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Unseen Solar, Inc.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

UNSEEN SOLAR, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS October ___, 2012

A Special Meeting of Stockholders of Unseen Solar, Inc., a Delaware corporation, will be held at 8:00 a.m., local time, on October ___, 2012, at the offices of Greenberg Traurig, LLP, 1201 K Street, Suite 1100, Sacramento, California 95814 for the following purposes:

1.               To approve a certificate of amendment to our Certificate of Incorporation to increase the total number of authorized shares of common stock from 100,000,000 to 500,000,000.

2.               To transact such other business as may properly come before the special meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on October 4, 2012 are entitled to notice of and to vote at the special meeting or any postponement or adjustment thereof.

All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, we urge you to vote by proxy as promptly as possible by mail by following the instructions on the proxy card. You may vote in person at the meeting even if you have previously returned a proxy.

Sincerely,

MARTIN PASTORIZA RAMOS
Chief Executive Officer

Bonita, California
October [  ], 2012

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING IN PERSON AND VOTING BY BALLOT.

UNSEEN SOLAR, INC.
505 Camino Elevado
Bonita, CA 91902

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The accompanying proxy is solicited on behalf of Unseen Solar, Inc., a Delaware corporation (“we,” “our,” “us,” or the “Company”), by our Board of Directors (the “Board”) for use at our Special Meeting of Stockholders to be held at 8:00 a.m. local time on October [ ], 2012, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at the offices of Greenberg Traurig, LLP, 1201 K Street, Suite 1100, Sacramento, California 95814.

These proxy solicitation materials were first distributed on or about October [ ], 2012 to all stockholders entitled to vote at the meeting. As used in this Proxy Statement, the terms “we,” “us,” “our,” or the “Company” refer to Unseen Solar, Inc.

Voting Securities and Voting Rights

Our authorized capital stock consists of 100,000,000 shares of common stock at a par value of $0.0001 per share. Holders of common stock are entitled to one vote per share. They are not entitled to cumulative voting rights. In addition, our authorized capital stock consists of 20,000,000 shares of preferred stock at a par value of $0.0001 per share, of which no shares are issued and outstanding.

Stockholders of record at the close of business on October 4, 2012 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. On the record date, there were issued and outstanding 3,000,000 shares of our common stock, par value $0.0001 per share. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of our common stock represented at the special meeting and entitled to vote on the subject matter is required to approve the Certificate of Amendment to our Certificate of Incorporation.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Uninstructed shares will be considered as present but not entitled to vote with respect to that matter.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) for approval of the amendment to our Certificate of Incorporation to increase our authorized common stock; and (2) as the persons specified in the proxy deem advisable on any such other matters as may come before the special meeting.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. The written notice of revocation or duly executed proxy bearing a later date should be addressed to Secretary, Unseen Solar, Inc., 505 Camino Elevado, Bonita, CA 91902.

Solicitation

This proxy is solicited on behalf of our Board. We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

Our Annual Report on Form 10-K for the fiscal year ended January 31, 2012, which was made available to stockholders preceding this proxy statement on the website of the Securities and Exchange Commission, or SEC, located at www.sec.gov, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

We will provide, without charge, a printed copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2012 as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Company’s secretary at our executive offices set forth in this proxy statement.

PROPOSAL ONE

PROPOSAL TO AMEND THE COMPANY’S
CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK

On October 3, 2012, our Board of Directors approved a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000. If approved by the stockholders, the proposed amendment will become effective upon the electronic filing of the amendment to the Certificate of Incorporation with the Secretary of State of Delaware, which will occur as soon as reasonably practicable.

The Board of Directors believes that it is in our Company’s best interests to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise. We currently have only 97,000,000 shares of authorized but unissued shares of common stock. The Board of Directors believes that the availability of additional shares will provide our Company with the flexibility to issue common stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes that may be identified in the future by the Board of Directors, without the possible expense and delay of a special stockholders’ meeting. The issuance of additional shares of common stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such stockholders’ percentage voting power.

The authorized shares of common stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of common stock. Holders of common stock have no preemptive rights. The availability of additional shares of common stock is particularly important in the event that the Board of Directors determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking stockholder approval in connection with any potential issuance of common stock of which we have none contemplated at this time other than as described herein.

If the proposed amendment to increase our authorized shares of common stock is approved by the stockholders, it is the intent of the Board to issue a stock dividend to holders of the Company’s common stock as of the record date determined by the Board, as soon as reasonably practical, of thirty nine shares of common stock of the Company for each share of common stock issued and outstanding (the “Stock Dividend”), subject to necessary regulatory processing and approval by the Financial Industry Regulatory Authority (“FINRA”). The Board of Directors has approved the Stock Dividend to reward current stockholders of the Company, create a more atypical capital structure conducive to raising future capital from outside investors, and increase the liquidity of the Company’s common stock in the marketplace. However, the effect of the Stock Dividend on liquidity and future capital raising cannot be predicted. Also, please be advised that according to Section 170 of the General Corporation Law of the state of Delaware, the Board of Directors may declare and pay dividends upon the shares of its capital stock without stockholder approval. The proposed Stock Dividend would not affect the percentage ownership held by each stockholder, just the number of shares held by each stockholder. Provided the Company receives approval from FINRA to proceed with the Stock Dividend, the Stock Dividend would increase the number of the Company’s issued and outstanding common stock to 120,000,000, from the current 3,000,000. The Stock Dividend would not affect the number of the Company’s authorized common stock or its par value, which would remain at 500,000,000 (assuming Proposal One herein is approved by the stockholders) and $0.0001 par value per share, respectively.

Other than the foregoing proposed Stock Dividend, we have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of common stock proposed to be authorized. The Board of Directors does not intend to issue any common stock except on terms which the Board of Directors deems to be in the best interests of our Company and its then existing stockholders.

Possible Disadvantages of Stockholder Approval of the Increase

The increase in the authorized number of shares of common stock not used for the issuance of the Stock Dividend could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares, including the issuance of the Stock Dividend, could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some stockholders. The Board of Directors does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

No person who currently is or was a director or executive officer of the Company in the year ended January 31, 2012, or who is a nominee for director at the meeting, or any associate of theirs, has any substantial interest in this proposal.

The Board of Directors unanimously recommends a vote “for” the proposed amendment to the Company’s Certificate of Incorporation to increase the authorized shares of common stock.

Security Ownership of Principal Stockholders, Directors, and Officers

The Company has only one class of stock outstanding, its common stock. The table below sets forth the number and percentage of shares of our common stock owned as of October 4, 2012, the record date, by the following persons: (i) stockholders known to us who own 5% or more of our outstanding shares, (ii) each of our officers and directors, and (iii) our officers and directors as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name and Address	Amount and Nature	Percentage
of Beneficial Owner (2)	of Beneficial Ownership	of Class (1)
Martin Pastoriza Ramos, Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, President, Secretary, Treasurer and Director 505 Camino Elevado, Bonita, CA 91902	-	-
All Officers and Directors as a Group	-	-
5% Holders
Edward F. Myers II (3) Former Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, President, Secretary, Treasurer and Director 505 Camino Elevado, Bonita, CA 91902	2,000,000	66.66%
______________________
(1)	Based on 3,000,000 shares of our common stock outstanding as of October 4, 2012.

(2)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)	Mr. Myers resigned from any and all officer and director positions held with the Company effective May 9, 2012.

Changes in Control

As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2012, which is incorporated herein by reference, the Company has entered into that certain Stock Purchase Agreement dated August 30, 2012 (the “SPA”) with Western Water Consultants, Inc., a California corporation (“Western”), and the shareholders of Western (the “Selling Shareholders”), pursuant to which the Company is to acquire of all the issued and outstanding shares of capital stock of Western (the “Purchase”) in exchange for the issuance to the Selling Shareholders of 4,500,000 shares of common stock of the Company (the “Consideration Stock”). In accordance with the SPA, the Consideration Stock shall represent approximately sixty percent (60%) of the issued and outstanding shares of capital stock of the Company. The closing of the Purchase (the “Closing”) shall occur when Western completes an audit of its financial statements as required to be filed by the Company upon the Closing in accordance with U.S. securities laws and upon certain other closing conditions, including the satisfactory completion by the Company of its due diligence investigation of the Company and the Selling Shareholders in the Company’s sole and absolute discretion, delivery by the Selling Shareholders to the Company of a certificate representing all of the issued and outstanding shares of Western, and receipt by the Company of evidence, in form and substance reasonably satisfactory to the Company, that such licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties as necessary in connection with the transactions contemplated in the SPA have been obtained. While it is currently anticipated that the Closing will occur in October 2012, there is no guarantee that Closing will occur during such month, or at all.

In the event the Closing does occur, the Selling Shareholders shall own approximately 60% of the Company’s issued and outstanding common stock and Western shall become a wholly-owned subsidiary of the Company. In addition, as a condition of the Purchase, there will be a change in the majority of the Company’s Board of Directors at Closing. Specifically, it is anticipated that Mr. Martin Pastoriza Ramos will resign as our sole director, and as our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, President, Secretary and Treasurer, at Closing. Effective upon the resignation of Mr. Ramos, it is anticipated that Craig S. McMillan and Steve W. Roussin will be appointed as members of our Board of Directors. In addition, it is expected that Mr. McMillan will be appointed as our new Chief Executive Officer and Secretary, and Mr. Roussin will be appointed as our new President and Chief Financial Officer. The Company previously filed and mailed the Information Statement required under Rule 14(f)-1 to its stockholders on or about September 5, 2012, and the ten-day period prior to the change in the majority of the Company’s directors as required under Rule 14(f)-1 expired on September 15, 2012.

Other than as noted above in connection with the SPA, there are no other existing arrangements that may result in a change in control of the Company.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholder proposals that are intended to be presented by stockholders at the special meeting of stockholders must be received by us within the time periods described below in order to be included in the proxy statement and form of proxy relating to such meeting. Under rules prescribed by the SEC, stockholders must follow certain procedures to introduce an item of business at a special meeting of stockholders. In general, to be timely under these rules, notice of such business related to this special meeting of stockholders must comply with the requirements in our bylaws and must be received by us at a reasonable time before we begin to print and mail our proxy materials.

Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholders proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for this special meeting, except in circumstances where (i) we receive reasonable notice of the proposed matter, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly, current and other reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

Dated: October [  ], 2012

ATTACHMENT A

CERTIFICATE OF AMENDMENT

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: Resolutions were duly adopted by written consent of the Board of Directors of Unseen Solar, Inc. setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the first sentence of Article FOURTH so that, as amended, the first sentence of Article FOURTH shall be and read as follows:

The total number of authorized shares which the corporation is authorized to issue is 500,000,000 shares of common stock having a par value of $0.0001 per share and 20,000,000 shares of preferred stock having a par value of $0.0001 per share.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ____ day of October, 2012.

By:  _____________________________
                    Authorized Officer

Title: Chief Executive Officer, President,
          and Chief Financial Officer

Name: Martin Pastoriza Ramos

VOTE BY MAIL
Mark, sign and date your proxy card and return it in
Unseen Solar, Inc.	the postage-paid envelope we have provided or
505 Camino Elevado	return it to:
Bonita, CA 91902
Kamyar Daneshvar
Greenberg Traurig, LLP
1201 K Street
Suite 1100
Sacramento, CA 95814-3938
USA

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNSEEN SOLAR, INC.

The Board of Directors recommends a vote “for”
each proposal.
		For	Against	Abstain
1.	To amend our Certificate of Incorporation to increase our authorized shares of Common Stock	[ ]	[ ]	[ ]
2.	And upon such other matters that may properly come before the special meeting or any adjournment or adjournments thereof.	[ ]	[ ]	[ ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR EACH PROPOSAL SET FORTH ABOVE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

For address changes and/or comments, please check this box and write them on the back where indicated.	[ ]
	Yes	No
Please indicate if you plan to attend this meeting.	[ ]	[ ]

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date
Print Name: _______________________		Print Name: ____________________________

SPECIAL MEETING OF STOCKHOLDERS OF
UNSEEN SOLAR, INC.
October [  ], 2012
Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

This Proxy is Solicited on Behalf of the Board of Directors.

UNSEEN SOLAR, INC.
SPECIAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Unseen Solar, Inc., a Delaware corporation, hereby acknowledges receipt of the notice of special meeting of stockholders and proxy statement, each dated October [ ], 2012, and hereby appoints Martin Pastoriza Ramos, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Unseen Solar, Inc. to be held on October [ ], 2012, at 8:00 a.m., local time, at 1201 K Street, Suite 1100, Sacramento, California 95814, and at any postponement, adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

FOR EACH OF THE MATTERS SET FORTH ON THE REVERSE SIDE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)